Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

  Triple A Medical, Inc.

  (A Development Stage Company)

  Chicago, IL

We hereby consent to the use in this Registration Statement on Form SB-1 our report dated March 13, 2007, relating to the consolidated financial statements of Triple A Medical, Inc. as of December 31, 2006 and 2005.

/S/  Malone & Bailey, PC

Malone & Bailey, PC

www.malone-bailey.com

Houston, Texas

May 7, 2007